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                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549
                    __________________________________

                                 FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported): November 23, 1999

                  American Gaming & Entertainment, Ltd.
_______________________________________________________________________
          (Exact Name of Registrant as Specified in Charter)


                                 Delaware
_______________________________________________________________________
                    (State or Other Jurisdiction of
                     Incorporation or Organization)


   0-19049                                              74-2504501
_______________________________________________________________________
 (Commission                                          (IRS Employer
  File Number)                                      Identification No.)


           51 Beech Road, Glen Rock, New Jersey 07452
_______________________________________________________________________
            (Address of Principal Executive Offices)

    Registrant's telephone number, including area code:  (609) 822-8505


                     Not Applicable
_______________________________________________________________________
 (Former Name, Address and Former Fiscal Year, if Changed Since Last
  Report)





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American Gaming & Entertainment, Ltd.
SEC Form 8-K

Item 2.  Acquisition or Disposition of Assets

In accordance with a Letter Agreement dated November 23, 1999 between the Company and Shamrock Holdings Group, Inc. (and respective affiliated entities) (the "Letter Agreement"), the Company has agreed to transfer to Shamrock (a) substantially all of the Company's right, title and interest (the "Mississippi Interest") under the First Amended Joint Plan of Liquidation (the "Mississippi Plan") for AMGAM Associates ("AMGAM") and American Gaming and Resorts of Mississippi, Inc. ("AGRM") and (b) all payments, distributions, dividends and proceeds of any type to which the Company is entitled pursuant to or in connection with an Irrevocable Proxy and Consent Agreement relating to the Company's 4.9% interest in a riverboat gaming and entertainment complex in Rising Sun, Indiana (the "RSR Interest") (collectively, the "Transferred Assets"). The Transferred Assets constitute substantially all of the assets of the Company. As of September 30, 1999, the Company was indebted to Shamrock in the amount of approximately $63,145,000. As of September 30, 1999, the amount of the Transferred Assets was approximately $10,062,000. The transfer of the Transferred Assets will reduce the Company's indebtedness to Shamrock. The Company shall retain sufficient cash as to have $464,000 as of January 1, 2000, less legal retainers plus accounts payable incurred in the ordinary course of business to bona fide third parties and mutually agreed upon by the Company and Shamrock. Such retained amount represents the Company's budgeted costs through January 31, 2001. As of January 31, 2001, after paying any and all outstanding expenses, the Company would transfer all remaining cash to Shamrock.

In accordance with the Letter Agreement, the Company and Shamrock will execute a security interest in the RSR Interest in exchange for Shamrock agreeing to forebear from the exercise of any rights or remedies in respect of all obligations owing by the Company to Shamrock.

Pursuant to the Letter Agreement, Shamrock shall release the Company from all debts and liabilities in excess of the amount of the Transferred Assets, and shall cause the dismissal with prejudice of the adversary proceeding captioned Richard C. Breeden, Trustee of the Bennett Funding Group, Inc. et al v. Gamma International, American Gaming & Entertainment, Ltd. and John Does 1 to 100 (AP 98-70465 A) (United States Bankruptcy Court for the Northern District of New York).


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Shamrock and its affiliates shall waive all accrued dividends, whether declared or undeclared, on the Series C Stock and Series D Stock. Although undeclared dividends do not constitute legal obligations of the Company, the Company accrued for such dividends because, under the terms of the Series C Cumulative Preferred Stock ("Series C Stock") and the Series D Cumulative Preferred Stock ("Series D Stock"), dividends are cumulative whether or not declared and the Company was prohibited from paying dividends on, purchasing or redeeming any of its Series A Preferred Stock ("Series A Stock") or Common Stock so long as any such cumulated dividends were unpaid. Shamrock and its affiliates shall waive any future dividends on such preferred stock so long as Shamrock or its affiliates own such preferred stock, provided, however, that if the Company declares any dividends on its Common Stock or redeems any of its Common Stock or Series A Stock, other than Common Stock or Series A Stock owned by Shamrock and its affiliates, then the holders of Series C Stock and Series D Stock shall be entitled to participate in such dividend or redemption on the same basis as if such Series C Stock and Series D Stock had been converted into Common Stock in accordance with the terms of such Series C Stock and Series D Stock. All other provisions of the Series C Stock and Series D Stock shall remain in effect, including, without limitation, provisions regarding voting and conversion.

The Company shall release Shamrock from all debts and liabilities and shall withdraw all claims in the bankruptcy cases of Shamrock and Bennett Funding Group, Inc. et al. The Company shall endeavor to find a buyer of its stock and/or remaining assets during the term ending January 31, 2001.

Mr. J. Douglas Wellington, the President and Chief Executive Officer of the Company, shall continue his employment with the Company through the term ending January 31, 2001 at an annual compensation of $125,000. At the end of such term, assuming that there has been no intervening voluntary bankruptcy filing by the Company without Shamrock's consent and assuming that the provisions of the Letter Agreement and Mr. Wellington's employment contract are met, Mr. Wellington shall be entitled to a severance payment of $125,000 from a reserve account set aside and controlled by Shamrock.

The Letter Agreement shall be effective upon the approval of the United States Bankruptcy Court for the Northern District of New York and, if necessary, the mailing of an Information Statement to the stockholders of the Company. A copy of the Letter Agreement, pursuant to which the Company is transferring the Transferred Assets to Shamrock, is attached hereto as Exhibit 10.28.


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Item 5.  Other Events

On November 19, 1999, the Company's Board of Directors voted to approve an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock to 3,000,000,000 shares (the "Authorized Share Amendment"). Shamrock and its affiliates own all of the Company's outstanding Series C Stock, Series D Stock and Series E Preferred Stock ("Series E Stock"), convertible as of September 30, 1999 into 1,063,129,442 shares of Common Stock. The Company does not have a sufficient number of authorized shares of Common Stock to enable the conversion of all of the Series C Stock, the Series D Stock and the Series E Stock. As of the date of the date hereof, Shamrock and its affiliates have not asserted any rights they may have against the Company for the Company's failure to maintain a sufficient number of authorized shares of Common Stock to enable the Shamrock and its affiliates to convert all of the Series C Stock, the Series D Stock and the Series E Stock. As a result of the Authorized Share Amendment, the Company anticipates having a sufficient number of authorized shares of Common Stock to enable the Shamrock and its affiliates to convert all of the Series C Stock, the Series D Stock and the Series E Stock through January 31, 2001.

As discussed above in Item 2, Shamrock and its affiliates have agreed to waive all accrued dividends, whether declared or undeclared, on the Series C Stock and Series D Stock. On November 19, 1999, the Company's Board of Directors voted to approve an amendment to the Company's Restated Certificate of Incorporation to provide that if the Company declares any dividends on its Common Stock or redeems any of its Common Stock or Series A Stock, other than Common Stock or Series A Stock, then the holders of Series C Stock and Series D Stock shall be entitled to participate in such dividend or redemption on the same basis as if such Series C Stock and Series D Stock had been converted into Common Stock in accordance with the terms of such Series C Stock and Series D Stock (the "Dividend Amendment").

The Authorized Share Amendment and Dividend Amendment shall be effective upon the mailing of an Information Statement to the stockholders of the Company.

On November 19, 1999, the Company's Board of Directors voted to amend the Mr. Wellington's employment agreement, effective January 1, 2000, to incorporate the terms of his employment set forth in the Letter Agreement, as discussed above in Item 2.

The Company's Board of Directors currently consists of Mr. William R. Rafferty and Mr. Wellington. Mr. Rafferty has advised the Company's Board of Directors that he is resigning effective December 31, 1999.


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Item 7.     Financial Statements and Exhibits

(a)     Exhibits

Exhibit Number   Description
______________   ___________

10.28 Letter Agreement dated November 23, 1999, by and between Shamrock Holdings Group, Inc., Bennett Funding Group, Inc., American Gaming & Entertainment, Ltd., Emerald Gaming, Inc., AMGAM Associates and American Gaming and Resorts of Mississippi, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               American Gaming & Entertainment, Ltd.
                               (Registrant)

DATE:     December 1, 1999

                               By:    J. DOUGLAS WELLINGTON
                                   ______________________________
                                      J. DOUGLAS WELLINGTON
                                      President and Chief Executive
                                      Officer and Principal Accounting
                                      Officer


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EXHIBIT INDEX

Exhibit Number     Description                                     Page
______________     ___________                                     ____

10.28              Letter Agreement dated November 23, 1999, by and   7
                   between Shamrock Holdings Group, Inc., Bennett
                   Funding Group, Inc., American Gaming &
                   Entertainment, Ltd., Emerald Gaming, Inc., AMGAM Associates and American Gaming and Resorts of
                   Mississippi, Inc.